UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

PalmSource, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50402	77-0586278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Crossman Avenue, Sunnyvale CA	94089-1116
(Address of principal executive offices)	(Zip Code)

(408) 400-3000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2004, PalmSource, Inc. announced that it entered into an agreement for the acquisition of China MobileSoft Ltd. (CMS), a Chinese mobile phone software company with business operations headquartered, with its wholly-owned subsidiary, MobileSoft Technology (Nanjing) Corporation, Ltd. (MTN), in China. On January 28, 2005, PalmSource filed with the Bermuda Registrar of Companies the application for registration of the amalgamated company to cause the transaction to be effective. Pursuant to the agreement, PalmSource issued approximately 1,570,000 shares of PalmSource common stock in exchange for the outstanding equity and rights to acquire equity in CMS. Twenty percent of the consideration is required to be held in escrow to secure certain indemnity obligations of CMS shareholders. A portion of the shares issued in the transaction to certain key executives of CMS is subject to return to PalmSource if these executives leave PalmSource or any of its subsidiaries, including MTN, as may be applicable, and, in one case, do not meet other employment related metrics. As a result of the acquisition, CMS became a wholly-owned subsidiary of PalmSource. MTN’s operations will remain in China. The acquisition agreement was previously filed as exhibit 99.1 to a Current Report on Form 8-K filed with the SEC on December 14, 2004 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

It is impracticable to file herewith the required financial statements in this Current Report on Form 8-K. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

It is impracticable to file herewith the required pro forma financial statements in this Current Report on Form 8-K. The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

99.1     Agreement and Plan of Amalgamation dated December 8, 2004.(1)

(1)	Incorporated by reference to exhibit 99.1 to the Current Report of Form 8-K filed on December 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PalmSource, Inc.

Date: February 3, 2005	By:	/s/ Ira Cook
Ira Cook
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
99.1	Agreement and Plan of Amalgamation dated December 8, 2004.(1)

(1)	Incorporated by reference to exhibit 99.1 to the Current Report of Form 8-K filed on December 14, 2004.